UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CHINA GENGSHENG MINERALS, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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China GengSheng Minerals, Inc.
No.88 Gengsheng Road, Dayugou Town, Gongyi
Henan, People’s Republic of China 451271

September 14, 2012

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2012 Annual Meeting of Stockholders of China GengSheng Minerals, Inc., which will be held at No.88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People’s Republic of China 451271, on Thursday, October 18, 2012, commencing at 9:00 a.m., local time. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote on the business to be considered at the meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy card and promptly return it in the enclosed prepaid envelope prior to the meeting so that your shares may be represented at the meeting. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

Sincerely yours,

/s/Shunqing Zhang
Shunqing Zhang
Chief Executive Officer

CHINA GENGSHENG MINERALS, INC.
No. 88 Gengsheng Road
Dayugou Town, Gongyi, Henan
People’s Republic of China 451271

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, OCTOBER 18, 2012

Notice is hereby given that the Annual Meeting of Stockholders (“Annual Meeting”) of China GengSheng Minerals, Inc., a Nevada corporation, will be held on Thursday, October 18, 2012, at 9:00 a.m., local time, at No.88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People’s Republic of China 451271, for the following purposes:

1.	To elect the Company’s Board of Directors to hold office until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.	To ratify the appointment of PKF Hong Kong, as the Company’s independent registered public accounting firm; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 13, 2012 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments. A list of such stockholders will be available for inspection by any stockholder during ordinary business hours at our principal place of business at No. 88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People’s Republic of China 451271, for the ten day period preceding the Annual Meeting. The stockholder list also will be available for inspection by any stockholder at the time and place of the Annual Meeting. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope.

By Order of the Board of Directors,

/s/ Xiangyang Zhang
Xiangyang Zhang
Secretary

Henan, People’s Republic of China
September 14, 2012

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the envelope provided. In the event you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on October 18, 2012:

Our proxy statement, proxy card and annual report to stockholders for the year ended December 31, 2011 are available at www.proxyvote.com.

Voting By Telephone or Internet. Please call the toll-free telephone number on the proxy card (800-690-6903) and follow the recorded instructions; or access our secure website registration page through the Internet (at www.proxyvote.com) , as identified on the proxy card and follow the instructions, using the unique control number printed on the proxy card.

CHINA GENGSHENG MINERALS, INC.
No. 88 Gengsheng Road
Dayugou Town, Gongyi, Henan
People’s Republic of China
(86) 371-64059818

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, OCTOBER 18, 2012

GENERAL INFORMATION

The Board of Directors of China GengSheng Minerals, Inc., a Nevada corporation (the “Company”), is furnishing this Proxy Statement to the holders of its Common Stock, in connection with its solicitation of proxies for use at the Annual Meeting to be held at No.88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People’s Republic of China 451271, at 9:00 a.m., local time, on Thursday, October 18, 2012, and at any and all adjournments thereof. You may obtain directions to the location of the Annual Meeting by visiting www.gengsheng.com/2012AnnualMeeting.

Our principal executive offices are located at No.88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People’s Republic of China 451271 and our telephone number is (86) 371-64059818.

Purpose of the Annual Meeting

At the Annual Meeting, the stockholders of China GengSheng Minerals, Inc. will be asked to consider and vote upon the following matters:

1.	To elect the Company’s Board of Directors to hold office until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.	To ratify the appointment of PKF Hong Kong, as the Company’s independent registered public accounting firm; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Revocation of Proxies

A proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy, by delivering written notice of the revocation of the proxy to the Secretary of China GengSheng Minerals, Inc. prior to the Annual Meeting or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder’s directions if the proxy card is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted “FOR ALL NOMINEES” recommended by the Board of Directors and in accordance with the discretion of the named proxies on other matters brought before the Annual Meeting.

This Proxy Statement and the enclosed proxy card are first being released to stockholders on or about September 14, 2012. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “SEC”), is being mailed with this Proxy Statement.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

Solicitation of Proxies

China GengSheng Minerals, Inc. will bear the expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies it is seeking. In addition to the use of the mails, proxies may be solicited by officers, directors and employees of China GengSheng Minerals, Inc., in person or by telephone, e-mail or facsimile transmission. China GengSheng Minerals, Inc. also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the Record Date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing and returning the enclosed proxy card will help to avoid additional expense.

Outstanding Shares, Voting Rights and Quorum

China GengSheng Minerals, Inc.’s Common Stock is the only class of securities entitled to vote at the Annual Meeting. The close of business on September 13, 2012 has been fixed as the Record Date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, we had outstanding 26,803,044 shares of Common Stock. Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to the stockholders. There is no cumulative voting.

For each proposal to be considered at the Annual Meeting, the holders of a majority of the shares of the capital stock of the Company issued and outstanding and entitled to vote on such matter at the meeting, present in person or by proxy, will constitute a quorum. Both abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum. A “broker non-vote,” however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. “Broker non-votes” are votes that brokers holding shares of record for their customers (i.e., in “street name”) are not permitted to cast under applicable stock market regulations because the brokers have not received instructions (or have received incomplete instructions) from their customers as to certain proposals, and, therefore, the brokers have advised us that they lack voting authority.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Broker
Discretionary
Proposal	Vote Required	Vote Allowed
Election of directors	Plurality of the votes cast (the five directors receiving the most “For” votes)	No
Ratification of the Appointment of PKF Hong Kong as the Company’s Independent Registered Public Accounting Firm	A majority of the votes cast	Yes

With regard to Proposal One (Election of Directors), votes may be cast for the nominees or may be withheld. Each director nominee was recommended by the Board of Directors, and all nominees are current directors, standing for re-election. The affirmative vote of the holders of a plurality of the votes cast is required for approval of Proposal One.

Votes that are withheld, abstentions and broker non-votes are not considered “votes cast” and therefore will have no effect on the outcome of Proposal One.

Voting Procedures

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2011 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2011 Annual Report and this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to China GengSheng Minerals, Inc., No.88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People’s Republic of China 451271, Attention: Secretary.

If you share an address with at least one other stockholder and currently receive multiple copies of Annual Report and Proxy Statement, and you would like to receive a single copy of Annual Report and Proxy Statement, please specify such request in writing and send such written request to China GengSheng Minerals, Inc., No.88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People’s Republic of China 451271, Attention: Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to the Board of the five nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of September 13, 2012 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of GengSheng International, No. 88 Gengsheng Road, Dayugou Town, Gongyi, Henan, China 451271.

Name & Address of Beneficial Owner	Office, if Any Officers and Directors	Title of Class	Amount & Nature of Beneficial Ownership (1)	Percent of Class (2)

Shunqing Zhang	Chief Executive Officer, Chairman of the Board and President	Common Stock, $0.001 par value	15,231,748	56.83%

Ningfang Liang	Chief Financial Officer	Common Stock, $0.001 par value	0	*

Ming He	Independent Director	Common Stock, $0.001 par value	10,000	*

Jingzhong Yu	Independent Director	Common Stock, $0.001 par value	0	*

Ningsheng Zhou	Director	Common Stock, $0.001 par value	0	*

Hsin-I Lin	Independent Director	Common Stock, $0.001 par value	0	*

All officers and directors as a group (6 persons named above)		Common Stock, $0.001 par value	15,241,748	56.87%

* Less than 1%

1Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our Common Stock.

2As of September 13, 2012, a total of 26,803,044 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our Company.

     PROPOSAL ONE:
ELECTION OF DIRECTORS

Action will be taken at the Annual Meeting for the election of five directors. Each director elected at the Annual Meeting will serve until the 2013 Annual Meeting and until his successor is elected and qualified. Proxies can be voted for five nominees.

The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as director. However, if some unexpected occurrence should require the substitution by the Board of Directors of some other person or persons for any one or more of the nominees, the proxies may be voted in accordance with the discretion of the named proxies “FOR” such substitute nominees.

The name, age, principal occupation for the last five years, selected biographical information and period of service as a director of China GengSheng Minerals, Inc. of the nominees for election as directors are set forth below.

Nominees for Director

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our Company and operating subsidiary, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Shunqing Zhang, age 58. Mr. Zhang became Chief Executive Officer and President of China GengSheng Minerals, Inc. on April 25, 2007 and has served as Chairman of the Board since May 3, 2007. Mr. Zhang was elected Chairman of the Board and Chief Executive Officer of Henan Gengsheng in December, 2005. Prior to that, he served as President of Henan Gengsheng for June 2002 to December 2005, and served as Chairman of the Board and President of the Gengsheng Industry Group of Henan Province, from 1997 to 2002. Prior to that, Mr. Zhang served as Director of the Academy of the Ministry of Metallurgy Lofa Resistance Associated Experimental Plant in Gongyi City, a refractories manufacturer, from 1986 to 1997. Mr. Zhang holds an associate degree from China Central Radio and TV University. In December of 2008, Mr. Zhang was awarded the title of "Gongyi City's Most Influential Person in the 30 Years of Opening & Reform" by the City of Gongyi in Henan Province. In naming Mr. Zhang, the city cited his achievements in creating jobs in the local community, stimulating the rapid growth of Gongyi's economy and setting excellent examples of taking social responsibilities. As Chief Executive Officer of the Company, Mr. Zhang provides the Board with an intimate understanding of the Company’s operations and industry.

Ming He, age 41. Mr. He joined Shengkai Innovations, Inc. (NASDAQ: VALV) in March 2010 and served as the Chief Financial Officer until April 2012. Between January 2007 and February 2010, Mr. He served as Chief Financial Officer of Usunco Automotive Limited / Equicap, Inc. From October 2004 until January 2007, Mr. He served as the Senior Manager of SORL Auto Parts, Inc. (NASDAQ: SORL). Mr. He holds designations of Chartered Financial Analyst and Illinois Certified Public Accountant. He received his Master of Science degree in Accountancy in 2004 and Master of Business Administration degree in Finance in 2003 from University of Illinois at Urbana-Champaign. He also received his Bachelor of Arts degree from Shanghai Institute of Foreign Trade in 1992. Mr. He serves as the chair of the Audit Committee and is a member of the Compensation Committee and Nominating and Corporate Governance Committee of the Board.

Jingzhong Yu, Age 47. Prof. Yu currently is an accounting professor at Zhongnan University of Economics and Law and has served in such position since 1985. Prof. Yu also served as an investment advisor from December 2003 to December 2007 to China Wanke Co., Ltd., which is a residential property developer, 999 Group, which is a pharmaceutical manufacturing company, Sanyi Group., Ltd., which is in the equipment and machinery manufacturing business, and China National Salt Industry Corporation, which is in the business of producing salt and salt chemicals. From December 2003 to June 2008, Prof. Yu served as an investment advisor to China Tobacco Group, which manufactures tobacco products. Prof. Yu serves as the chair of the Compensation Committee and is a member of the Audit Committee and Nominating and Corporate Governance Committee of the Board.

Ningsheng Zhou, Age 53. Prof. Zhou has been a professor and director of High Temperature Materials Institute of Henan University of Science and Technology since 2004. From 2000 to 2004, he was a Vice President of Luoyang Institute of Refractories Research (LIRR) in China. Mr. Zhou is an expert in refractories R&D and applications with 30 years of experiences in the refractory industry. Mr. Zhou received his Ph. D. degree from University of Montreal in Canada in 2000 and a Master of Science degree in Inorganic Non-Metallic Materials from LIRR in 1987. He received his Bachelor of Science degree in Refractories Technology from Wuhan University of Science and Technology in 1982 and also worked as a visiting scholar in Germany during 1991 and 1993.

Hsin-I Lin, Age 59. Mr. Lin has been with Rim Asia Capital Partners since 2004, where he served as Partner. Prior to joining Rim Asia Capital Partners, he worked as a Partner at SVO, from 2002-2004. Mr. Lin has approximately twenty years of experience in business administration, direct investment, corporate finance, and investment banking in the United States and China. Mr. Lin received his B.A. from Tamkang University in Taiwan, his M.A. from Waseda University in Japan, his M.B.A from Oklahoma City University in the United States and his PhD in economics from Northwest University in China.

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

  Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

  Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

  Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

  Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

  Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director and executive officers of the Company is a party adverse to the Company or has a material interest adverse to the Company.

The Board of Directors recommends a vote “FOR ALL NOMINEES” listed in Proposal One for election to the Board of Directors.

EXECUTIVE OFFICERS

Our executive officers serve at the pleasure of the Board of Directors. The following sets forth certain information with respect to our executive officers. The biography of Mr. Shunqing Zhang is provided above under “Proposal One-Election of Directors.”

Name	Age	Date of Appointment	Position
Shunqing Zhang	59	April 25, 2007	Chief Executive Officer, President and Chairman of the Board
Ningfang Liang	39	July 7, 2011	Chief Financial Officer

Ningfang Liang, age 39. Mr. Liang became our Chief Financial Officer on July 7, 2011. Mr. Liang has over 17 years of finance and accounting experience, including over six years at U.S. public companies, where he managed SEC reporting, internal control, GAAP compliance, as well as internal auditing, financial analysis and management reporting activities. Prior to joining the Company, Mr. Liang worked as Finance Manager at White Mountains Re Ltd, the reinsurance subsidiary of White Mountains Insurance Group, Ltd. from December 2008 to June 2011. Additionally, he has held senior finance and accounting positions at American International Group, Inc. from December 2006 to December 2008, Celgene Corporation from January 2005 to December 2006, and China Construction Bank from July 1993 to May 2002. Mr. Liang is a licensed CPA in the states of New Jersey and Illinois and is a member of the American Institute of Certified Public Accountants. He holds a Bachelor’s degree in finance from Shanghai University of Finance and Economics, and an MBA from the University of Illinois Urbana-Champaign.

CORPORATE GOVERNANCE

We have established corporate governance practices designed to serve the best interests of China GengSheng Minerals, Inc. and our stockholders. We are in compliance with the current corporate governance requirements imposed by the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the listing standards of The NYSE MKT. Our current Code of Business Conduct and Ethics and charters for certain committees of the Board of Directors are available on our corporate website at www.gengsheng.com under the heading “Investor Relations.”

Set forth below is information regarding the meetings of the Board of Directors during 2011, a description of the Board’s standing committees and additional highlights of our corporate governance policies and procedures.

Committees and Meetings of the Board of Directors

Board Composition. The Board of Directors presently consists of five members. The current members of the Board of Directors are Shunqing Zhang, Hsin-I Lin, Ming He, Jingzhong Yu and Ningsheng Zhou. The Board has determined that the following directors, who constitute a majority of the Board (three), are independent in accordance with the NYSE MKT and SEC rules governing director independence: Hsin-I Lin, Ming He and Jingzhong Yu.

Meetings of the Board of Directors. During 2011, the Board of Directors met seven times. During that period, each of the incumbent directors attended 100% of the aggregate number of meetings held by the Board and by each of the committees on which such director served.

Board Committees. Our Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The principal functions and the names of the directors currently serving as members of each of those committees are set forth below. In accordance with applicable NYSE MKT and SEC requirements, the Board of Directors has determined that each director serving on the Audit, Compensation and Nominating committees is an independent director.

Audit Committee. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to our financial matters. The Audit Committee operates under a written charter, a copy of which is available on our website at www.gengsheng.com under the heading “Investor Relations.” Under the charter, the committee’s principal responsibilities include reviewing our financial statements, reports and releases; reviewing with the independent auditor all critical accounting policies and alternative treatments of financial information under generally accepted accounting principles; and appointing, compensating, retaining and overseeing the work of the independent auditor.

The Audit Committee met three times during 2011. The current members of the Audit Committee are Ming He (Chairman), Jingzhong Yu and Hsin-I Lin. The Board of Directors has determined that Mr. He is an “audit committee financial expert,” as that term is defined in the listing rules of AMEX MKT.

Compensation Committee. The Compensation Committee has the primary authority to determine our compensation philosophy and to establish compensation for our executive officers. The Compensation Committee operates under a written charter, a copy of which is available on our website at www.gengsheng.com under the heading “Investor Relations.” Under the charter, the committee’s principal responsibilities include making recommendations to the Board on the Company’s compensation policies, determining the compensation of senior management, making recommendations to the Board on the compensation of independent directors and approving performance-based compensation.

The Compensation Committee did not meet during 2011. The current members of the Compensation Committee are Jingzhong Yu (Chairman), Ming He and Hsin-I Lin.

Nominating Committee. The Nominating Committee provides for the nomination of persons to serve on our Board. The qualifications of recommended candidates also will be reviewed and approved by the full Board. The Committee considered the following factors when qualifying candidates: current composition of the Board and the characteristics of each candidate under consideration, including that candidate’s competencies, experience, reputation, integrity, independence, potential for conflicts of interest and other appropriate qualities. When considering a director standing for re-election, in addition to the factors described above, the Committee considers that individual’s past contribution and future commitment to the Company. The independent directors evaluate all candidates, regardless of the source from which the candidate was first identified, based upon the totality of the merits of each candidate and not based upon minimum qualifications or attributes. The Nominating Committee operates under a written charter, a copy of which is available on our website at www.gengsheng.com under the heading “Investor Relations.”

The Nominating Committee did not meet during 2011. The current members of the Nominating Committee are Hsin-I Lin (Chairman), Ming He and Jingzhong Yu.

Corporate Governance Policies

In addition to corporate governance matters described throughout this Proxy Statement, some additional highlights of our corporate governance policies and procedures are set forth below:

Board Leadership Structure. Our Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board of Directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board.

Risk Management. The Company’s management is responsible for day-to-day risk management of the company. Management reports to the Board of Directors on the material risks the Company faces when management determines that the Company’s risk profile materially changes. The Board of Directors uses management’s reports to evaluate the Company’s exposure to risks in light of the Company’s business plan and growth strategies. The Board of Directors primarily focuses on risks in the areas of operations, liquidity and regulatory changes and compliance, which the Board of Directors believes are the areas most likely to have a potential impact on the Company in a material way.

Consideration and Determination of Executive and Director Compensation. The Compensation Committee has the primary authority to determine our compensation philosophy and to establish compensation for our executive officers. In establishing executive officer compensation, the Compensation Committee uses its subjective evaluation of the executives’ performance and responsibilities, our overall performance and the Chief Executive Officer’s recommendations. The Compensation Committee has not used any compensation consultant in setting executive salaries, or in determining other components of executive compensation, nor does it seek formally to benchmark the compensation of our executive officers against compensation paid by other companies to their executives.

Management plays a significant role in the compensation-setting process. The most significant aspects of management’s role are:

  evaluating employee performance;

  preparing information for Compensation Committee meetings;

  establishing business performance targets and objectives;

  providing background information regarding the Company’s strategic objectives; and

  recommending salary levels and equity awards.

Risk Management related to Compensation Policies and Practices. We do not believe that our compensation policies and practices encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. The design of our compensation policies and practices encourages our employees to remain focused on both our short- and long-term goals.

Code of Ethics. Our Code of Business Conduct and Ethics (the “Code of Ethics”) applies to all of our directors, executive officers and employees. The Code of Ethics is available on our website at www.gengsheng.com under the heading “Investor Relations.” We intend to disclose any amendments to our Code of Ethics, and any waiver from a provision of the Code of Ethics granted to our Chief Executive Officer, Chief Financial Officer or Controller, on our website within four business days following such amendment or waiver.

Executive Sessions of Independent Directors. The Board of Directors is responsible for scheduling regular executive sessions of our independent directors. At executive sessions, our independent directors meet without management or any non-independent directors present. The independent directors are responsible for establishing the agenda at executive sessions. The Board believes that executive sessions foster open and frank communication among the independent directors, which will ultimately add to the effectiveness of the Board, as a whole. In 2011, the independent directors held three executive sessions.

Committee Authority to Retain Independent Advisors. Each of the Audit Committee, the Compensation Committee and Nominating Committee has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by China GengSheng Minerals, Inc.

Accounting Complaint Policy. The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

No Executive Loans. We do not extend loans to executive officers or directors except for the loan disclosed under “Related Party Transactions” on page 15, and we currently have no such loans outstanding.

Policy for Director Attendance at Annual Meetings. It is the policy of China GengSheng Minerals, Inc. and our Board of Directors that all directors attend the Annual Meeting of Stockholders and be available for questions from stockholders, except in the case of unavoidable conflicts. All members of the then incumbent Board of Directors attended our 2011 Annual Meeting of Stockholders.

Process for Security Holders to Send Communications to the Board. We encourage security holder communication with the Board of Directors. Any security holder who wishes to communicate with the Board or with any particular director, including any independent director, may send a letter to the Secretary of China GengSheng Minerals, Inc. at our principal executive offices. Any communication should indicate that you are a China GengSheng Minerals, Inc. security holder and clearly specify whether it is intended to be made to the entire Board or to one or more particular director(s).

Policy for Consideration of Director Candidates Recommended by Security Holders. We welcome recommendations for director candidates from security holders. In order to make a recommendation, a security holder should submit the following information to the Board of Directors:

  a resume for the candidate detailing the candidate’s work experience and academic credentials;

  written confirmation from the candidate that he or she (1) would like to be considered as a candidate and would serve if nominated and elected, (2) consents to the disclosure of his or her name, (3) has read our Code of Ethics and that during the prior three years has not engaged in any conduct that, had he or she been a director, would have violated the Code of Ethics or required a waiver, (4) is, or is not, “independent” as that term is defined by Nasdaq and SEC rules, and (5) has no plans to change or influence the control of China GengSheng Minerals, Inc.;

  the name of the recommending stockholder as it appears in our books, the number of shares of Common Stock that is owned by the stockholder and written confirmation that the stockholder consents to the disclosure of his or her name (if the recommending person is not a stockholder of record, he or she should provide proof of share ownership);

  personal and professional references, including contact information; and

  any other information relating to the candidate required to be disclosed in a proxy statement for election of directors under Regulation 14A of the Securities Exchange Act of 1934, as amended.

This information should be sent to the Board of Directors, c/o Secretary at our principal executive offices, who will forward it to the Board of Directors. The Board of Directors does not necessarily respond to security holder recommendations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of any class of our equity securities, who collectively we generally refer to as insiders, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of China GengSheng Minerals, Inc.. Our insiders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to us, we believe that during the 2011 fiscal year, our insiders complied with all applicable filing requirements.

REPORT OF AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of China GengSheng Minerals, Inc.’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors is composed of three directors and operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.gengsheng.com under the heading “Investor Relations.” The members of the committee meet the independence requirements of SEC rules and NYSE MKT listing standards.

Management is responsible for China GengSheng Minerals, Inc.’s internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of China GengSheng Minerals, Inc.’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to report its findings to the Board of Directors. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the committee certify that the independent auditor is “independent” under applicable rules. The committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the committee’s members in business, financial and accounting matters.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that China GengSheng Minerals, Inc.’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (“PCAOB”), including those specified by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the PCAOB in Rule 3200T.

China GengSheng Minerals, Inc.’s independent auditors also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the PCAOB, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in China GengSheng Minerals, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC.

Ming He, Chairman
Hsin-I Lin
Yingzhong Yu

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the following persons for services rendered in all capacities during the noted periods: Shunqing Zhang, our President and Chief Executive Office, and Ningfang Liang, our Chief Financial Officer.

No executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Total
		($)	($)	($)	($)
Shunqing Zhang, Chairman, Chief Executive Officer, President	2011	77,450	-	-	77,450
	2010	55,588	-	-	55,588
Ningfang Liang, Chief Financial Officer	2011	45,000	-	-	45,000
	2010	-	-	-	-

In accordance with PRC law, we contribute specified amounts to government-managed benefit plans for our employees. Benefits include pension, medical insurance, disability and unemployment. The amounts of our contributions are specified by the PRC government based on each employee’s compensation and length of service, up to a maximum required contribution. The PRC government is responsible for the payment of benefits to employees.

Bonuses and Deferred Compensation

We do not have any bonus, deferred compensation or retirement plans.

Outstanding Equity Awards at Fiscal Year End

None.

Director Compensation

On November 18, 2009, we appointed Mr. Ming He and Mr. Jingzhong Yu as our independent directors, with engagement term to be one year. On July 15, 2011, we appointed Mr. Ningsheng Zhou as our director. On October 5, 2011, we appointed Mr. Hsin-I Lin as our independent director, with engagement term to be one year. Our board consists of five members, including the Chief Executive Officer, Mr. Shunqing Zhang, sits as the Chairman of the Board, Mr. Ningsheng Zhou, and along with the three independent directors. During the 2011 fiscal year, we did not pay Mr. Shunqing Zhang any compensation for his services as our director. For their function as directors, we paid Mr. Zhou, Mr. He, Mr. Yu and Mr. Lin in the amount of $18,588 (RMB 120,000), $25,000, $7,745 (RMB 50,000) and $6,250 respectively. We do reimburse our directors for reasonable travel expenses related to duties as a director.

Employment Agreements with Executive Officers

As required by applicable PRC law, we have entered into employment agreements with most of our officers, managers and employees. Our subsidiary Henan Gengsheng Refractories Co., Ltd. has employment agreements with the following named executive officers:

Shunqing Zhang. Mr. Zhang’s preliminary employment agreement became effective as of January 1, 2007 and expired on December 31, 2009. We have renewed his employment agreement in January 2010 and 2012, which will expire on December 31, 2013, and we expect that this agreement will be renewed by the parties upon its expiration. Mr. Zhang is receiving an annual salary of approximately $78,700 under the agreement.

Ningfang Liang. Pursuant to employment agreement that the Company and Mr. Liang entered into on June 30, 2011, Mr. Liang will be entitled to an annual salary of $90,000. The employment agreement has an initial term (the “Initial Term”) commencing as of June 27th, 2011 and expiring on June 26th, 2012, and continuing on a year-to-year basis thereafter unless terminated by either party on not less than thirty (30) days’ notice prior to the expiration of the Initial Term or any one-year extension.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011. This report is provided by the following independent directors, who comprise the Compensation Committee:

Jingzhong Yu, Chair
Hsin-I Lin
Ming He

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Messrs. Yu, Lin and He. None of the members of the Compensation Committee is a current or former officer or employee of China GengSheng Minerals, Inc. or any of our subsidiaries. There are no compensation committee interlocks or insider participation in compensation decisions that are required to be disclosed in this Proxy Statement.

RELATED PARTY TRANSACTIONS

There were no material transactions, or series of similar transactions, during our last two fiscal years, or any currently proposed transactions, or series of similar transactions, to which our Company or any of our subsidiaries was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of our common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

Procedures for Approval of Related Party Transactions

The Board of Directors is charged with reviewing and approving all potential related party transactions. All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF PKF HONG KONG

The Audit Committee of the Board of Directors appointed PKF Hong Kong as the Company’s independent registered public accounting firm. PKF Hong Kong currently audits the Company’s financial statements annually. The affirmative vote of a majority of the votes cast is necessary to appoint PKF. Representatives of PKF Hong Kong may be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. If the appointment of PKF Hong Kong is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of PKF Hong Kong.

AUDITOR FEES

The Audit Committee has selected PKF, Hong Kong to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2011. We first engaged PKF, Hong Kong on April 25, 2007, and it has served as our principal accounting firm since that time. The fees paid or payable for services rendered by PKF for fiscal years ended December 31, 2010 and 2011 were as follows:

Audit Fees. PKF Hong Kong, was paid aggregate fees of approximately $143,485 and $136,160 for professional services rendered for the audit of our annual financial statements and for the reviews of the financial statements for the fiscal years ended December 31, 2011 and 2010.

Audit Related Fees. PKF Hong Kong, was not paid additional fees for the fiscal years December 31, 2011 and December 31, 2010 for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

Tax Fees. PKF Hong Kong, was not paid any fees for the fiscal years ended December 31, 2011 and December 31, 2010 for professional services rendered for tax compliance, tax advice and tax planning. This service was not provided.

All Other Fees. PKF Hong Kong, was paid no other fees for professional services during the fiscal years ended December 31, 2011 and December 31, 2010.

Our Audit Committee and Board of Directors reviewed and approved all audit services provided by PKF Hong Kong, and has determined that the firm's provision of such services to us during 2011 is compatible with and did not impair the independence of PKF Hong Kong. It is the practice of our Audit Committee and Board of Directors to consider and approve in advance all auditing services provided to us by our independent auditors.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of appointment of PKF Hong Kong.

STOCKHOLDER PROPOSALS

The deadline for submission of stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement for its 2013 Annual Meeting of Stockholders is May 16, 2013 which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement. After May 16, 2013, notice to the Company of a stockholder proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2013 Annual Meeting may exercise discretionary voting power with respect to any such proposal.

OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

ANNUAL REPORT

Upon written request to our Secretary, China GengSheng Minerals, Inc., No.88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People’s Republic of China 451271, Attention: Secretary, we will provide without charge to each person requesting a copy of our 2011 Annual Report, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2011 Annual Report, is available on our Internet website at www.gengsheng.com.

APPROVAL AND CERTIFICATION

The contents of this Proxy Statement have been approved and this mailing has been authorized by the Directors of the Company.

Where information contained in this Proxy Statement rests specifically within the knowledge of a person other than the Company, and that person has provided the information to the Company, the Company has relied upon information furnished by such person.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated this 14th day of September, 2012

BY ORDER OF THE BOARD OF DIRECTORS

/s/Shunqing Zhang
Shunqing Zhang
Chairman of the Board,
Chief Executive Officer and President

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Shunqing Zhang 02 Ningsheng Zhou 03 Ming He 04 Jingzhong Yu 05 Hsin-I Lin

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

CHINA GENGSHENG MINERALS, INC.
Annual Meeting of Stockholders
October 18, 2012 9:00 AM
This proxy is solicited by the Board of Directors

The stockholders hereby appoints Shunqing Zhang, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CHINA GENGSHENG MINERALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at No. 88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People's Republic of China, on Thursday, October 18, 2012, commencing at 9:00 a.m., local time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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